UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2012

CLEAN DIESEL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33710	06-1393453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4567 TELEPHONE ROAD, SUITE 100 VENTURA, CALIFORNIA		93003
(Address of Principal Executive Offices)		(Zip Code)

(805) 639-9458

(Registrants telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2012, the shareholders of Clean Diesel Technologies, Inc. (the “Company”) approved amendments to the Company’s 1994 Incentive Plan (the “Plan”) previously approved by the Company’s board of directors (the “Board”) on April 3, 2012. Directors, employees, consultants and advisors to the Company are eligible to participate in the Plan. The terms of the Plan were previously disclosed in, and a copy of the Plan was contained as Appendix A to, the Company’s definitive proxy materials for the Company’s 2012 annual meeting of shareholders, which were filed with the Securities and Exchange Commission on April 23, 2012.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On May 23, 2012, the Company filed with the Secretary of State of Delaware a Certificate of Amendment to the Restated Certificate of Incorporation (the “Restated Certificate”) which increased the number of authorized shares of common stock from 12,000,000 shares to 24,000,000 shares. A copy of the Restated Certificate is attached as Exhibit 3.1 and is incorporated into this Item 5.03 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s annual meeting of shareholders was held on May 23, 2012. At the meeting, the shareholders voted on the following proposals. The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 23, 2012.

1.	To elect seven (7) directors to serve until the next annual meeting or until a successor is duly elected or, if before then, a director resigns or is removed by the shareholders;

2.	To ratify the appointment of KPMG LLP as Clean Diesel’s independent registered public accounting firm for 2012;

3.	To amend the 1994 Incentive Plan; and

4.	To amend the Restated Certificate of Incorporation to increase the number of authorized shares of Clean Diesel Common Stock from 12,000,000 shares to 24,000,000 shares.

Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes.

1.	To elect seven (7) Directors:

	Number of Votes Cast
Nominee	For	Withheld	Broker Non-Vote
R. Craig Breese	2,472,791	26,602	2,570,872
Charles F. Call	2,463,990	35,403	2,570,872
Bernard H. “Bud” Cherry	2,464,632	34,761	2,570,872
Alexander “Hap” Ellis III	2,458,741	40,652	2,570,872
Charles R. Engles, Ph.D.	2,464,026	35,367	2,570,872
Derek R. Gray	2,479,617	19,776	2,570,872
Mungo Park	2,477,262	22,131	2,570,872

2.	To ratify the appointment of KPMG LLP as Clean Diesel’s independent registered public accounting firm for 2012:

Number of Votes Cast
For	Against	Abstain	Broker Non-Vote
4,698,598	164,198	207,467	0

3.	To amend the 1994 Incentive Plan:

Number of Votes Cast
For	Against	Abstain	Broker Non-Vote
2,406,249	73,482	19,662	2,570,872

4.	To amend the Restated Certificate of Incorporation to increase the number of authorized shares of Clean Diesel Common Stock from 12,000,000 shares to 24,000,000 shares.

Number of Votes Cast
For	Against	Abstain	Broker Non-Vote
4,539,051	511,861	770	18,583

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Clean Diesel Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN DIESEL TECHNOLOGIES, INC.

May 24, 2012	By:	/s/ Nikhil A. Mehta
Name: Nikhil A. Mehta
Title: Chief Financial Officer